                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report:  September 25, 1997


                    Source One Mortgage Services Corporation
             (Exact name of registrant as specified in its charter)


     Delaware                       1-12898                  38-2011419
     --------                       -------                  ----------
   (State or other                (Commission            (I.R.S. Employer
   jurisdiction                   File Number)           Identification No.)
   of incorporation)             Formerly 96868


         27555 Farmington Road
         Farmington Hills, Michigan                       48334-3357
         --------------------------                       ----------
         (Address of principal                             (zip code)
            executive offices)


Registrant's telephone number, including area code (810) 488-7000


Total Pages:  6
              _

Item 5.   Other Events

          Not applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits
          -----------------------------------------------------------------

          See the Report to the Trustee and the Report to the Certificate holders for the month of September 1997 attached hereto as Exhibit A and Exhibit B, respectively.


                                    Signature


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Source One Mortgage Services Corporation
(Registrant)


Date: September 25,1997               By:  /s/ Vincent J. Vermiglio
                                          --------------------------
                                          Vincent J. Vermiglio
                                          Associate Vice President

                             SERVICER'S CERTIFICATE

                                 September 1997
                                 (month) (year)

                  Mortgage Pass-Through Certificates, Series A,
                            11 1/2% Pass-Through Rate

Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1985 (the "Agreement") between Source One Mortgage Services Corporation (the "Company") and National Bank of Detroit, as trustee (the "Trustee"), governing the Certificates referred to above, the company hereby certifies to the Trustee:




     (a) As the close of business on the Business Day next preceding the Determination Date for this month:



         (1)   The Maximum Payment Amount is:                                     $ 1,731,085.92
                                                                                  --------------

         (2)   Aggregate Payments to date are:                                    $     -0-
                                                                                  --------------

         (3)   Net recoveries to date are:                                        $     -0-
                                                                                  --------------

         (4)   The Amount Available for this month is:                            $ 1,731,085.92
                                                                                  --------------

         (5)   The Delinquency Amount for this month is:                          $    -0-
                                                                                  --------------

         (6)   The Repurchase Amount for this month is:                           $    -0-
                                                                                  --------------

         (7)   The amount to be distributed to Certificate holders in this month from funds available in the Certificate Account pending
               distribution or withdrawal in future months is:                    $    31,654.22
                                                                                  --------------

         (8)   The Amount of Payment for this month is:                           $    -0-
                                                                                  --------------

         (9)   Estimated Net Recoveries for month are:                            $    -0-
                                                                                  --------------

        (10)   The Amount of Additional Payments for this
               month is:                                                          $    -0-
                                                                                  --------------

        (11)   The amount of (8) above allocable to (5)
               above is:                                                          $    -0-
                                                                                  --------------

        (12)   The amount of (8) above allocable to (6)
               above is:                                                          $    -0-
                                                                                  --------------

        (13)   The amount to be distributed on the
               Distribution Date for this month per Single
               Certificate is:
                                            Principal:                            $       4.5597
                                                                                  --------------
                                            Interest:                             $       5.0093
                                                                                  --------------
                                            Total:                                $       9.5690
                                                                                  --------------



     (b) The Loans to be repurchased by and transferred to the Company during this month in accordance with the Agrement, the repurchase prices for which Loans constitute the amount specified in Paragraph (a) (11) above, are identified in Exhibit B to the Agreement as Loan
         numbers   -0-   .
                 --------

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.


                                      Source One Mortgage Services Corporation, as Servicing Agent


                                    By: /s/ Vincent J. Vermiglio
                                        ------------------------
                                        Vincent J. Vermiglio
                                        Associate Vice President

                          Report to Certificate Holders

                                 September 1997
                                 --------------
                                 (month) (year)

                    Source One Mortgage Services Corporation
                  Mortgage Pass-Through Certificates, Series A
                            11 1/2% Pass-Through Rate

          The Certificates referred to above (the "Certificates") evidence fractional undivided interests in a trust (the "Trust") whose property consists of a pool (the "Pool") of conventional one-family mortgage loans and cooperative apartment loans (collectively, the "Loans"). The Pooling and Servicing Agreement, dated as of May 1, 1985 (the "Agreement", between Source One Mortgage Services Corporation (the "Company") and National Bank of Detroit, as trustee (the "Trustee"), requires that the Company forward to each Certificate holder a monthly report setting forth certain information with respect to the Pool and the Certificates. For the purpose of this report, the following terms shall have the following definitions:

          "Single Certificate" means a Certificate representing an undivided 1/3308 th interest in the Pool.

          "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in the city and state where the office of the Trustee is located and authorized or obligated by law or executive order to be closed.

          "Distribution Date" means the 25th day of any month beginning May 1985; if such 25th day is not a Business Day, the Business Day immediately following.

          "Determination Date" means the third Business Day next preceding the Distribution Date for this month:

          As of the close of business on the Business Day next preceding the Determination Date for this month:

     (1)  The amount of this month's distribution on a per Single Certificate basis allocable to scheduled repayments (not including prepayments) of
          principal of the Loans in the Pool is:                                      $      3.8677
                                                                                      -------------


     (2)  The amount of this month's distribution on a per-Single Certificate basis allocable to prepayments (not including scheduled repayments) of
          principal of the Loans in the Pools is:                                     $       .6920
                                                                                      -------------

     (3)  The amount of this month's distribution on a per-Single Certificate
          basis allocable to payments of interest on the Loans in the Pool is:        $      5.0093
                                                                                      -------------

     (4)  The amount of servicing compensation received by the Company during
          the current month is:                                                       $    2,300.56
                                                                                      -------------

     (5)  The aggregate outstanding principal amount of the Loans in the Pool
          net on the current distribution is:                                         $1,715,756.03
                                                                                      -------------

     (6)  The number and aggregate principal balances of the Loans in the Pool
          delinquent one month are:                                                   4 loan with a
                                                                                      ---
                                                                                      principal balance of
                                                                                      $69,350.53
                                                                                      ----------

     (7)  The number and aggregate principal balances of the Loans                    1 loan with a
          in the Pool delinquent two or more months are:                              --
                                                                                      principal balance of
                                                                                      $20,819.71
                                                                                      ----------

     (8)  The book value of any collateral acquired by the Pool through
          foreclosure or otherwise is:                                                     -0-
                                                                                      -------------

     (9)  The current ratio of the amount available in the Trust for payments to
          Certificate holders (after adjustment to reflect amounts to be distributed this month) to the aggregate principal balance of the
          loans in the Pool net of this distribution is:                                 100% to 1
                                                                                         ---------

     (10) The Company should give any other customary information as the Company deems necessary of desirable to enable Certificate Holders to prepare their tax returns.

      SOURCE ONE MORTGAGE SERVICES CORPORATION as Servicing Agent

                             By: /s/ Vincent J. Vermiglio
                                 -----------------------
                                  Vincent J. Vermiglio
                                  Associate Vice President

                               CMBS TRUSTEE REPORT
                                 SEPTEMBER 1997



Certificate Account Balance - Prior                                                9,804.41

Deposits

     Principal                                                                    13,205.26
     Interest                                                                     18,902.12
     Advances                                                                           .00
     Liquidation Proceeds                                                               .00
     Insurance Proceeds                                                                 .00
     PMI Proceeds                                                                       .00
     Repurchase Proceeds                                                                .00

Withdrawals                                                                             .00

Reimbursements

     Restoration of Uninsured Property                                                  .00
     Liquidation Expenses                                                               .00
     Expenses for Welfare of Certificate Holders                                        .00
     Advances                                                                           .00

Payment to Certificate Holders 09-25-97                                           31,654.22

Servicing Compensation                                                             2,300.56

Excess of Liquidation Proceeds Passed Thru                                              .00

Certificate Account Balance - Current                                             11,182.32

Loans Two or More Months Delinquent =4                                            69,350.53


                                       Source One Mortgage Services Corporation


                                       By:  /s/ Vincent J. Vermiglio
                                            ------------------------
                                            Vincent J. Vermiglio
                                            Associate Vice President